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                                                                   EXHIBIT 10.3





                               SECOND AMENDMENT TO
                           SECOND AMENDED AND RESTATED
                        AGREEMENT OF LIMITED PARTNERSHIP
                                       OF
                           POST APARTMENT HOMES, L.P.


         This Second Amendment to First Amended and Restated Agreement of Limited Partnership of Post Apartment Homes, L.P. (this "Amendment") is entered into as of December 23, 1997, by and among Post GP Holdings, Inc. (the "General Partner"), and the Limited Partners of Post Apartment Homes, L.P. All capitalized terms used herein shall have the meanings given to them in the Second Amended and Restated Agreement of Limited Partnership of Post Apartment Homes, L.P., dated October 24, 1997, as amended by the First Amendment to Second Amended and Restated Agreement of Limited Partnership of Post Apartment Homes, L.P., dated as of October 28, 1997 (the "Partnership Agreement").

         WHEREAS, certain Limited Partners of Post Apartment Homes, L.P. (the "Partnership") have requested an amendment to the Partnership Agreement as provided herein, and such amendment has been approved by the requisite number of Limited Partners as set forth in the Partnership Agreement;

         WHEREAS, the parties hereto accordingly desire to amend the Partnership Agreement in accordance with the approved amendment;

         NOW THEREFORE, in consideration of the mutual covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         Section 1. Amendment to Partnership Agreement - Election to Restore Deficit Capital Account.

         The Partnership Agreement is hereby amended by adding the following new Sections 13.3.D, 13.3.E, 13.3.F and 13.3.G immediately following the existing
Section 13.3.C:

                  D. Any Partner (other than a Principal or a Principal-Controlled Partnership, whose rights and obligations shall be as set forth above) may elect at any time to undertake deficit Capital Account restoration liability under Section 13.3.E (or increase the amount of such deficit Capital Account restoration liability previously undertaken) by delivering written notice of such election to the General Partner. Any such notice of election shall include a statement of the maximum dollar amount of such Partner's deficit Capital Account restoration obligation (the "Stipulated Liability Cap") or a statement that such obligation shall be unlimited in amount. Such election, including the Stipulated Liability Cap, shall



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         be subject to the written approval of the General Partner. At such time as the General Partner gives such written approval, such electing Partner shall be deemed an "Electing Partner" for purposes of this
         Section 13.3. The General Partner may prescribe such form or forms (if any) for an election under this Section 13.3.D as the General Partner deems appropriate.

                  E. Subject to Section 13.3.F, if an Electing Partner (as hereinafter defined), on the date of the "liquidation" of his interest in the Partnership (within the meaning of Regulations Section 1.704-1(b)(2)(ii)(g)), has a negative balance in his Capital Account, then such Electing Partner shall contribute in cash to the capital of the Partnership the lesser of (i) the amount required to increase his Capital Account as of such date to zero or (ii) such Electing Partner's Stipulated Liability Cap (as defined above). Any such contribution required of an Electing Partner hereunder shall be made on or before the later of (x) the end of the Partnership Year in which the interest of such Electing Partner is liquidated; or (y) the ninetieth (90th) day following the date of such liquidation. Notwithstanding any provision hereof to the contrary, all amounts so contributed by an Electing Partner to the capital of the Partnership shall, upon the liquidation of the Partnership under this Article 13, be first paid to any then creditors of the Partnership, and any remaining amount shall be distributed to the other Partners, if any, then having positive balances in their respective Capital Accounts in proportion to such positive balances.

                  F. After the death of a Control Person (as hereinafter defined), the executor of the estate of such Control Person, on behalf of an Electing Partner, may elect to reduce (or eliminate) the deficit Capital Account restoration obligation of such Electing Partner pursuant to Section 13.3.E. Such election may be made by such executor by delivering to the General Partner within two hundred seventy (270) days of the death of such Control Person a written notice, on behalf of such Electing Partner, setting forth the maximum deficit balance in such Electing Partner's Capital Account that such Electing Partner agrees to restore under Section 13.3.E, if any. If such executor does not make a timely election pursuant to this Section 13.3.F (whether or not the balance in the Electing Partner's Capital Account is negative at such time), then such Electing Partner (and the beneficiaries of any Control Person who receive distribution of Partnership Units therefrom) shall be deemed to have a deficit Capital Account restoration obligation as set forth pursuant to the terms of Section 13.3.E. For purposes of this Section 13.3.F, "Control Person" means, with respect to any Electing Partner, (i) such Electing Partner, if such Electing Partner is an individual, and (ii) if such Electing Partner is not an individual, an individual who owns, directly or indirectly, a majority of (A) the power of the voting equity securities of such Electing Partner or (B) the outstanding equity interests of such Electing Partner.

         Section 2.        Amendment to Partnership Agreement - Allocation of
Net Losses

         Section 6.1.B of the Partnership Agreement is hereby deleted in its entirety and the following new Section 6.1.B is inserted in its place:


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                  B. Net Losses. After giving effect to the special allocations set forth in Section 1 of Exhibit C, Net Losses shall be allocated to the Partners as follows:

                  (1) To the Partners who hold Common Partnership Units in accordance with their respective Percentage Interests held with respect to Common Partnership Units, except as otherwise provided in this Section 6.1.B.

                  (2)      To the extent that an allocation of Net Loss under
                  Section 6.1.B.(1) would cause a Partner to have an Adjusted Capital Account Deficit at the end of such taxable year (or increase any existing Adjusted Capital Account Deficit of such Partner), such Net Loss shall instead be allocated to those Partners, if any, for whom such allocation of Net Loss would not cause or increase an Adjusted Capital Account Deficit. Solely for purposes of this Section 6.1.B.(2), the Adjusted Capital Account Deficit shall be determined (i) in the case of the Post Partners, without regard to the amount credited to the Post Partners' respective Capital Accounts for the aggregate Liquidation Preference Amount attributable to Preferred Partnership Units and without regard to any deemed deficit restoration obligation of the General Partner recognized under Regulations Section 1.704-1(b)(2)(ii)(c)(2), and (ii) in the case of an Electing Partner, Principal or a Principal-Controlled Partnership, without regard to such Partner's deficit Capital Account restoration obligation under
                  Section 13.3 hereof. The Net Loss allocated under this Section 6.1.B.(2) shall be allocated among the Limited Partners who may receive such allocation in proportion to their respective Percentage Interests in Common Partnership Units, but for any particular Limited Partner not in excess of the maximum amount of Net Loss that could be allocated to such Partner without causing such Partner to have an Adjusted Capital Account Deficit.

                  (3) Any remaining Net Loss that cannot be allocated under Sections 6.1.B.(1) and (2) hereof shall be allocated to the Post Partners in proportion to their respective Percentage Interests with respect to Preferred Partnership Units, to the extent that such allocation of Net Loss would not cause or increase an Adjusted Capital Account Deficit of the Post Partners determined, in the case of the General Partner, without regard to any deemed deficit restoration obligation of the General Partner recognized under Regulations Section 1.704-1(b)(2)(ii)(c)(2).

                  (4) Any remaining Net Loss shall be allocated to the Electing Partners, Principals and the Principal-Controlled Partnerships who may receive such allocation without causing an Adjusted Capital Account Deficit as to such Partner, in proportion to their respective Percentage Interests in Common Partnership Units; provided that if, after the death of a Control Person (as defined in Section 13.3.F hereof) or Principal, an election is made on behalf of the applicable Electing Partner, Principal or Principal-Controlled Partnership under Section 13.3 hereof to eliminate or reduce its deficit Capital Account restoration obligation under
                  Section 13.3 hereof, Net Losses shall not be allocated to such Partner to the extent that such allocation would cause such


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                  Partner to have an Adjusted Capital Account Deficit (or would increase any existing Adjusted Capital Account Deficit of such Partner) as of the end of such taxable year, and instead shall be allocated to those Electing Partners, Principals and Principal-Controlled Partnerships as to whom the foregoing limitation does not apply, in proportion to their respective Percentage Interests in Common Partnership Units.

                  (5) Any remaining Net Loss shall be allocated to the General Partner.

                  C. For purposes of Regulations Section 1.752-3(a), the Partners agree that Nonrecourse Liabilities of the Partnership in excess of the sum of (i) the amount of Partnership Minimum Gain, and
         (ii) the total amount of Nonrecourse Built-in Gains3 shall be allocated among the Partners in accordance with their respective Percentage Interests in Common Partnership Units.

                  D. Any gain allocated to the Partners upon the sale or other taxable disposition of any Partnership asset shall to the extent possible, after taking into account other required allocations of gain pursuant to Exhibit C, be characterized as Recapture Income in the same proportions and to the same extent as such Partners have been allocated any deductions directly or indirectly giving rise to the treatment of such gains as Recapture Income.

         IN WITNESS WHEREOF, the parties hereto have executed the Amendment under seal as of the date first written above.

                                  GENERAL PARTNER:

                                  POST GP HOLDINGS, INC.,
                                  a Georgia corporation


                                  By: /s/ John A. Williams
                                     ------------------------------------
                                     Name: John A. Williams
                                          -------------------------------
                                     Title: Chairman and Chief
                                            Executive Officer
                                           ------------------------------

                                  Attest: /s/ Sherry W. Cohen
                                         --------------------------------
                                         Name: Sherry W. Cohen
                                               --------------------------
                                         Title: Vice President and
                                                Secretary
                                                -------------------------

                                                    [CORPORATE SEAL]



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                                         LIMITED PARTNERS:

                                         POST GP HOLDINGS, INC., a
                                         Georgia corporation, as
                                         attorney-in-fact for the
                                         Limited Partners (other
                                         than Post LP Holdings,
                                         Inc.)



                                         By: /s/ John A. Williams
                                            -----------------------------------
                                            Name: John A. Williams
                                                 ------------------------------
                                            Title: Chairman and Chief
                                                   Executive Officer
                                                  -----------------------------

                                         Attest: /s/ Sherry W. Cohen
                                                -------------------------------
                                                Name: Sherry W. Cohen
                                                      -------------------------
                                                Title: Vice President and
                                                       Secretary
                                                       ------------------------



                                         POST LP HOLDINGS, INC.,
                                         a Georgia corporation


                                         By: /s/ John A. Williams
                                            -----------------------------------
                                            Name: John A. Williams
                                                 ------------------------------
                                            Title: Chairman and Chief
                                                   Executive Officer
                                                  -----------------------------

                                         Attest: /s/ Sherry W. Cohen
                                                 ------------------------------
                                                Name: Sherry W. Cohen
                                                     --------------------------
                                                Title: Vice President and
                                                       Secretary
                                                      -------------------------
                                                           [CORPORATE SEAL]




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